Exhibit 99.1

For Further Information:

Quality Systems, Inc.                    CCG Investor Relations
18191 Von Karman Ave, #450               15300 Ventura Blvd., Suite 303
Irvine, CA  92612                        Sherman Oaks, CA  91403
www.qsii.com                             www.coffincg.com
(949) 255-2600                           (818) 789-0100
CONTACT: Lou Silverman                   CONTACT: William F. Coffin, President
         President and CEO                        Sean Collins, Partner

QUALITY SYSTEMS REPORTS SECOND QUARTER RESULTS

IRVINE, Calif.--(BUSINESS WIRE)--November 3, 2004--Quality Systems, Inc. (NASDAQ:QSII - news) today announced the results of operations for its fiscal 2005 second quarter ended September 30, 2004.

The Company posted net revenues of $21.2 million in the second quarter, an increase of 20% from $17.6 million generated during the same quarter last year. The Company reported net income of $3,715,000 an increase of 54% over net income of $2,408,000 earned in the comparable quarter of the prior year. Fully diluted earnings per share was $0.56 in the quarter, an increase of 51% over the fully diluted $0.37 per share earnings recorded in the same quarter last year.

The revenue and net income results achieved in the quarter were records for the Company. Results in the second quarter were driven by record revenue and profit in the Company's NextGen Healthcare Information Systems division. For the quarter, the Company's NextGen Healthcare Information Systems division posted record revenue of $17.3 million, up 28% over the same quarter prior year and record operating income of $6.1 million, up 58% over the same quarter of the prior year.

Quality Systems, Inc. will hold a conference call to discuss second quarter financial results on Wednesday, November 3, 2004 at 1:00 p.m. EST. To participate in the call, please dial 877-586-7724 five to ten minutes prior to the scheduled conference call time. There is no pass code required for this call. If you are unable to participate in the call at this time, a replay will be available on Wednesday, November 3 at 3:30 p.m. EST, through Wednesday, November 10 at midnight EST. To access replay dial (800) 642-1687 and enter the conference ID number 1822543.

Please note that beginning with the reporting of the Company's third-quarter fiscal 2005 results, future earnings releases and conference calls will occur after the market close.

Quality Systems, Inc. and its NextGen Healthcare Information Systems subsidiary develop and market computer-based practice management, patient records, and connectivity applications for medical and dental group practices. Visit www.qsii.com and www.nextgen.com for additional information.

This news release may contain forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue and net income), are forward-looking statements within the meaning of these laws and involve a number of risks and uncertainties. Moreover, these forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company's ability or inability to attract and retain qualified personnel; possible regulation of the Company's software by the U.S. Food and Drug Administration; uncertainties concerning threatened, pending and new litigation against the Company including related professional services fees; uncertainties concerning the amount and timing of professional fees incurred by the Company generally; changes of accounting estimates and assumptions used to prepare the prior periods' financial statements; general economic conditions; and the risk factors detailed from time to time in Quality Systems' periodic reports and registration statements filed with the Securities and Exchange Commission. A significant portion of the Company's quarterly sales of software product licenses and computer hardware is concluded in the last month of the fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company's revenues and operating results are very difficult to forecast. A major portion of the Company's costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company's period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.


                          [financial highlights follow]

                              Quality Systems, Inc.
                  Consolidated Statements of Income (Unaudited)

                                              Three Months Ended         Six Months Ended
                                                 September 30,              September 30,
                                               2004          2003         2004         2003
                                           -----------   -----------   ----------   ----------
Net Revenues:
   Sales of computer systems,
      Upgrades and supplies                 11,607,000    10,026,000   22,676,000   19,500,000
   Maintenance and other services            9,610,000     7,616,000   18,671,000   14,448,000
                                           -----------   -----------   ----------   ----------
                                            21,217,000    17,642,000   41,347,000   33,948,000

Cost of Products and Services                7,937,000     7,492,000   16,038,000   14,102,000
                                           -----------   -----------   ----------   ----------

Gross Profit                                13,280,000    10,150,000   25,309,000   19,846,000

Selling, General and
  Administrative Expenses                    5,414,000     4,768,000   10,367,000    9,508,000
Research and Development Costs               1,818,000     1,502,000    3,430,000    2,868,000

                                           -----------   -----------   ----------   ----------
Income from Operations                       6,048,000     3,880,000   11,512,000    7,470,000

Investment Income                              170,000        89,000      290,000      189,000
                                           -----------   -----------   ----------   ----------

Income before Provision for Income Taxes     6,218,000     3,969,000   11,802,000    7,659,000

Provision for Income Taxes                   2,503,000     1,561,000    4,705,000    2,974,000
                                           -----------   -----------   ----------   ----------

Net Income                                 $ 3,715,000   $ 2,408,000    7,097,000    4,685,000
                                           ===========   ===========   ==========   ==========

Income  per Share - Basic                  $      0.58   $      0.39   $     1.12   $     0.76
                                           ===========   ===========   ==========   ==========

Income  per Share - Diluted                $      0.56   $      0.37   $     1.08   $     0.72
                                           ===========   ===========   ==========   ==========

Weighted average number
   of shares outstanding - Basic             6,390,000     6,167,000    6,361,000    6,162,000
                                           ===========   ===========   ==========   ==========

Weighted average number
   of shares outstanding - Diluted           6,598,000     6,491,000    6,580,000    6,479,000
                                           ===========   ===========   ==========   ==========

                              Quality Systems, Inc.
                           Consolidated Balance Sheets
                                 (in thousands)

                                                ASSETS

                                                                        September 30,     March 31,
                                                                             2004            2004
                                                                         (unaudited)
Current Assets:
   Cash and cash equivalents                                              $  59,522       $  51,395
   Accounts receivable, net                                                  25,198          20,336
   Inventories                                                                1,058             725
   Net current deferred tax assets                                            2,979           2,979
   Other current assets                                                       1,595           1,437
                                                                          ---------       ---------

         Total current assets                                                90,352          76,872

Equipment and improvements, net                                               2,302           2,012
Capitalized software costs, net                                               3,707           3,608
Deferred long term tax assets                                                 1,104           1,104
Goodwill, net                                                                 1,840           1,840
Other assets                                                                  1,282           1,242
                                                                          ---------       ---------

         Total assets                                                     $ 100,587       $  86,678
                                                                          =========       =========

                                LIABILITIES AND SHAREHOLDER'S EQUITY

Current Liabilities:
   Accounts payable                                                       $   2,068       $   1,655
   Deferred revenue                                                          20,933          17,263
   Accrued employee compensation and benefits                                 2,594           2,985
   Other current liabilities                                                  5,882           3,770
                                                                          ---------       ---------

         Total current liabilities                                           31,477          25,673

Commitments and Contingencies

Shareholders' Equity:
   Common stock, $0.01 par value, 20,000 shares
     authorized, 6,431 and 6,325 shares  issued and
     outstanding, respectively                                                   64              63
   Additional paid-in capital                                                40,527          39,735
   Retained earnings                                                         29,847          22,750
   Deferred compensation                                                     (1,328)         (1,543)
                                                                          ---------       ---------

         Total shareholders' equity                                          69,110          61,005

         Total liabilities and
            shareholders' equity                                          $ 100,587       $  86,678
                                                                          =========       =========

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